SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2001

NATIONAL FUEL GAS COMPANY
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-3880	13-1086010
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

10 Lafayette Square, Buffalo New York	14203
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 857-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On October 17, 2001, National Fuel Gas Company (the “Company”) announced that the dramatic decline in crude oil and natural gas prices will require its Seneca Resources Corporation subsidiary to write down the cost of its Canadian oil and gas producing properties at the end of the fiscal 2001 fourth quarter. The Company also announced that Seneca is considering curtailing some of its natural gas production in the first quarter of fiscal 2002. A copy of a press release making these announcements and providing additional detail is attached to and incorporated in this Form 8-K as Exhibit 99.

        Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission (“Commission”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.                Description
         -----------                -----------
         99                         Press Release of the Company, dated October 17, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             NATIONAL FUEL GAS COMPANY

Dated:  October 18, 2001                                     By: /s/ James R. Peterson
                                                                 ---------------------
                                                                  Name:    James R. Peterson
                                                                  Title:   Assistant Secretary

Exhibit Index

   Exhibit
   Number                  Description
------------               -----------

99                Press Release of the Company, dated October 17, 2001.